Update for ZF874 Phase 1 Part B November 1, 2021

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ZF874 Phase 1 Part B interim results

TODAY'S SPEAKERS



SAURABH SAHA, MD PhD
Chief Executive Officer



JIM HUNTINGTON, PhD
Co-founder & Chief Executive Officer of Z Factor

AVAILABLE FOR Q&A



DAVID GRAINGER, PhD
Co-founder of Z Factor
Chief Innovation Officer of Centessa



GREG WEINHOFF, MD MBA
Chief Financial Officer



ANTOINE YVER, MD MSc
Chief Medical Officer

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CENTESSA PHARMACEUTICALS

First demonstration that a pharmacological chaperone has the potential to achieve levels greater than 11 µM of functional A1AT in PiZZ subjects • ZF874’s potential to increase functional levels of A1AT to levels >11 µM in individuals with PiZZ genotype is consistent with data from two PiMZ subjects dosed for 28 days • The current Phase 1 Part B will be expanded to accelerate enrollment and explore dose- exposure-response with lower doses • Reversible ALT and AST elevations were observed in one subject, similar to other A1AT investigational treatments • Centessa plans to follow-up this proof-of-mechanism data by launching a global Phase 2 study in Q2 2022 Abbreviations: A1AT = alpha-1 antitrypsin; PiMZ = heterozygote with one wild-type allele of A1AT (M) and one mutant allele of A1AT with a glutamate 342 to lysine mutation (Z); PiZZ = homozygote with two Z mutant alleles; ALT = alanine transaminase; AST = aspartate aminotransferase4

Introduction to ZF874 – Folding corrector of Z-A1AT 5 Abbreviations: Z-A1AT = alpha-1 antitrypsin with the Z mutation; M-A1AT = wild-type alpha-1 antitrypsin • Small molecule folding corrector of the Z variant of A1AT (Z-A1AT). Catalytic, non-covalent and orally bioavailable • Insights from a proprietary crystal structure of a Z-A1AT polymer led to targeting of a specific pocket ― ZF874 is designed to bind to the stalled folding intermediate specific to Z-A1AT with the potential to accelerate the final folding step to the native, monomeric form and reduce polymer formation ― ZF874 was observed to improve folding/secretion of Z- A1AT in cell lines and to have no effect on folding/secretion of wild-type A1AT or a different polymerigenic mutant ― ZF874 acts catalytically because it is not observed to bind to folded Z-A1AT in vitro • Preclinical data showed increased blood levels of Z-A1AT and clearance of Z-A1AT polymer from liver in mice over- expressing human Z-A1AT

Liver pathology is a key feature of A1AT deficiency

Preclinical data shows ZF874 clears polymer and reduces fibrosis

Liver histology from 84-day treatment of mice expressing human Z-A1AT (PiZ mice)

Vehicle

ZF874-treated
54 mpk/day
(HED 7 mpk/day)

Z-A1AT polymer
(PAS-D staining)

Fibrosis
(Sirius Red staining)



In addition to increasing functional A1AT levels, ZF874 improved liver pathology in the PiZ mouse

- Response in mouse liver observed at 54 mpk/day (HED 7 mpk/day or 3.5 mpk BID)
- Active mouse dose of 54 mpk/day (HED 3.5 mpk BID) is 4-fold less than 15 mpk BID dose for first subjects in Phase 1 Part B

Abbreviations: mpk = milligrams per kilogram; PAS-D = Periodic Acid-Schiff staining with diastase; HED = human equivalent dose

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CENTESSA PHARMACEUTICALS

Schematic of Phase 1 clinical trial for ZF874 7 Part A (completed, n=54) SAD Healthy Volunteers Part B (ongoing, n=3) 28-day repeat dosing in PiXZ Demographics First 3 subjects in Part B Subj. Treatment Age Sex Genotype Baseline A1AT* 2001 15 mpk BID (1.6 g BID) 47 M MZ 17.6 µM 2002 Placebo (N/A) 23 M MZ 12.7 µM 2003 15 mpk BID (1.1 g BID) 47 F MZ 14.8 µM Placebo (n=12) 1.5 mpk (n=6) 5 mpk (n=6) 15 mpk (n=6) 50 mpk (n=6) 15 mpk, 2 doses (n=6) 25 mpk, 2 doses (n=6) 15 mpk, high fat meal (n=6) Placebo (n=1) 15 mpk BID (n=2) Additional doses TBD * Baseline = average of Pre-Screen, Day -1 and Day 1 Pre-Dose values from A1AT functional assay Acronyms: SAD = single ascending dose study; PiXZ = patient with one unspecified allele (X) and one mutant allele (Z); TBD = to be determined; BID = twice daily

A1AT levels for different genotypes and conceptual target for an effective folding corrector 8 * Median level from Donato et al. 95% confidence intervals shown. † M level estimated as half of MM and Z level estimated as half of ZZ Source: A1AT levels - Donato et al. “Reference and Interpretive Ranges for α1-Antitrypsin Quantitation by Phenotype in Adult and Pediatric Populations, Am. J. Clin. Pathol. 2012; 138:398-405; Protective threshold as basis for replacement therapy – Wewers et al. “Replacement Therapy for Alpha 1 – Antitrypsin Deficiency Associated with Emphysema, NEJM; 1987 316:1055-1062 Published median A1AT level by genotype Historical based on 21,444 samples 0 5 10 15 20 25 30 A1AT level* (µM) MM ZZMZ 27 (CI 18-50) 16† (CI 11-29) 5 (CI 3-10) 11 µM protective threshold Conceptual target: increase of 3 µM per gene copy to achieve 11 µM protective threshold 0 5 10 15 20 25 30 A1AT level (µM) MM ZZMZ 27 19 11 +3 µM +3 µM +3 µM 11 µM protective threshold Expected level produced by M allele Expected level produced by Z allele Conceptual increase from treatment Abbreviations: CI = confidence interval; MM = genotype with two wild-type alleles of A1AT; MZ = genotype with one wild-type and one Z mutant allele of A1AT; ZZ = genotype with two Z mutant alleles of A1AT

Change in A1AT functional activity for three PiMZ subjects dosed with placebo or ZF874 15 mpk BID 9 * Activity level equivalent to molar amount of M A1AT reference standard. Baseline for each subject = average of Pre-Screen , Day -1, and Day 1 Pre-Dose values for each subject † Trapezoidal AUC for the first 12 hours after the first dose on Day 28 Magnitude of response consistent with feasibility of achieving >11 µM in PiZZ patients Abbreviations: AUC = area under the curve -2 -1 0 1 2 3 4 5 6 7 8 0 7 14 21 28 35 42 49 56 Time after 1st dose (days) A1AT level, increase over baseline* (µM) Treatment period Subject 2002 Placebo Subject 2003 AUC0-12hr 181 µg·hr/ml† Subject 2001 AUC0-12hr 350 µg·hr/ml † +3 µM

Liver signal in one PiMZ subject with highest exposure in Part B 0 100 200 300 400 500 600 700 -21 -14 -7 0 7 14 21 28 35 42 49 56 63 70 10 Time after 1st dose (days) ALT (IU/L) Treatment period ULN ♂ (70 IU/L) Subject 2002 ♂ Placebo Subject 2003 ♀ AUC0-12hr 181 µg·hr/ml Subject 2001 ♂ AUC0-12hr 350 µg·hr/ml * ULN ♀ (33 IU/L) † Trapezoidal AUC for the first 12 hours after the first dose on Day 28 • Subject 2001 showed increases in ALT (8X ULN) and AST (3.5X ULN) after the treatment period • In the same subject, BILI, GGT and ALP stayed in the reference range throughout the observation period • No liver signal was observed in SAD with PiMM healthy volunteers in Part A (n = 42, dose range 1.5 mpk to 50 mpk) Abbreviations: ULN = upper limit of normal; IU/L = international units per liter; BILI = bilirubin; GGT = gamma-glutamyl transferase; ALP = alkaline phosphatase

Adverse Events for subjects in Part B Subject 2001 (ZF874) – Moderate AE of elevated AST/ALT - possibly drug related – Mild AEs of splenomegaly, headache and diarrhea - unlikely drug related Subject 2002 (placebo) – Mild AE of drowsiness - possibly drug related Subject 2003 (ZF874) – Mild AEs of headache – possibly drug related – Mild AEs of tiredness and nausea – unlikely drug related 11 Abbreviations: AE = adverse event

Next steps for ongoing Phase 1: Accelerate recruitment to establish Phase 2 dose Updates will be provided as the study progresses to PiZZ subjects • Additional clinical trial sites ― 4 more U.K. sites expected to open this month ― Expansion to the E.U. underway. Includes a site in Ireland with a large database of PiMZ, PiSZ and PiZZ subjects • Exploration of dose-exposure-response in ZF874 in PiMZ/PiSZ and PiZZ subjects ― Test 2.5 mpk BID and escalate as appropriate ― Clear total of 3 PiMZ and/or PiSZ subjects at each dose level before dosing a PiZZ subject ― Switch to open label without placebo 12 Abbreviation: PiSZ = patient with one allele of S mutant A1AT (glutamate 264 to valine) and one allele of Z mutant A1AT

Commitment to a new global Phase 2 study expected to launch in Q2 2022

- **Two phases**
  - **Run-in.** Additional duration and doses to complement ongoing Phase 1
  - **Six-month portion.** Gated by chronic animal tox available in Q3 2022
    - Assesses magnitude of A1AT response over time. Data from first Phase 1 Part B subjects and preclinical data suggest A1AT levels continue to increase through at least 28-days
    - Includes paired liver biopsy to assess liver pathology. Long-term preclinical studies show clearance of PAS-D staining in liver
- **Principal Investigators.** Agreement to lead trial from experienced U.S. and E.U. Principal Investigators with access to large numbers of PiZZ subjects
- **CRO.** Global CRO is engaged, and Phase 2 planning is underway

6-month Phase 2 allows assessment of both serum A1AT levels over time *and* liver clearance

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Abbreviations: CRO = contract research organization

CENTESSA PHARMACEUTICALS

14 Recap: First demonstration that a pharmacological chaperone has the potential to achieve greater than 11 µM levels of functional A1AT in PiZZ subjects • ZF874’s potential to increase functional levels of A1AT to levels >11 µM in individuals with PiZZ genotype is consistent with data from two PiMZ subjects dosed for 28 days • The current Phase 1 Part B will be expanded to accelerate enrollment and explore dose- exposure-response with lower doses • Reversible ALT and AST elevations were observed in one subject, similar to other A1AT investigational treatments • Centessa plans to follow-up this proof-of-mechanism data by launching a global Phase 2 study in Q2 2022